Exhibit 99.1

Morgan Stanley

Chemical Conference

Chicago, Illinois

May 7, 2003

Attending Today

•	Joseph D. Rupp — President and Chief Executive Officer

•	Anthony W. Ruggiero — Executive Vice President and Chief Financial Officer

•	Richard E. Koch — Vice President, Investor Relations and Public Affairs

Joseph D. Rupp

President & Chief Executive Officer

Company Overview

All financials are for the year ending December 2002 and in millions of U.S. dollars.

Olin Corporate Strategy

Olin Corporation Goal: Superior Shareholder Returns

TRS in Top Third S&P Mid Cap 400

ROCE Over Cost of Capital Over the Cycle

• Improve Profitability of the Metals Business
• Increase the Value of and Generate Cash From Chlor Alkali
• Leverage Winchester’s Strengths

• #1 or #2 in the Markets We Choose to Serve
• Strong Technical Innovation in Metals and Winchester

• Increase Metal’s Worldwide Presence

• A Low Cost Producer in Our Strategic Businesses
• Continuous Improvement in Operating Margins

Investment Highlights

•	Leading North American Positions in All Divisions

•	Significant Operating Leverage Potential

•	Significant Cash Flow Potential

•	Significantly Improved Chlor Alkali Results Expected Over 2002

•	Metals Expected to Improve with a Better Economy

Leading Market Positions in Each Business

•	Olin Metals Segment Leads in U.S. Market Share in Both Strip and Rod Products With Their Low Cost Position, Technical Innovation and Nationwide Distribution Capabilities.

•	Olin Chlor Alkali Products Has a Strong Market Position in Eastern U.S.

•	Winchester Is a U.S. Market Share Leader, With Favorable Brand Recognition and a Well-Earned Reputation for New Product Development

Expect Improved Results in 2003

•	Olin Returned to Profitability (Excluding Charges) in the First Quarter of 2003 Primarily as a Result of Higher Chlor Alkali Prices

•	Further EPS Improvement Expected in Second Quarter Because of Chlor Alkali

CMAI Estimates of ECU Prices

(For Chlorine to Chemicals and Diaphragm Grade Caustic)

A $10 Per ECU Change

Equates to an $11 Million

Change in Pretax Income at

Full Capacity, or $.11 Per

Share @ 40% Tax Rate

Favorable Chlor Alkali Factors

•	Olin Operating Rates Expected to Be in Mid-90% Range in Second Quarter

•	Olin Has Number One Capacity Share East of the Mississippi River, But is Fourth in Overall U.S. Capacity

•	Olin’s Electricity Costs, a Key Component of Manufacturing Costs, Have Remained Relatively Stable in Spite of Higher Natural Gas Prices

•	High Gas Prices Impacting Other Chlor Alkali Producers May Cause Prices to Increase

•	10% of U.S. Capacity Shut Down Since 2000

Capacity Deletions and Additions

North American Chlor Alkali Capacity Reductions Since 2000

Company	Location	Short Tons as Chlorine

Dow	Plaquemine, LA	385,000
Oxy Vinyls LP	Deer Park, TX	382,800
Pioneer	Tacoma, WA	226,600
Atofina	Portland, OR	224,400
La Roche	Gramercy, LA	198,000
Dow	Ft. Saskatchewan	159,500
Holtra Chem	Orington, ME	80,300
Cedar Chem	Vicksburg, MS	49,500
Oregon Metallurgial	Albany, OR	5,500
(Oremet)

Total Reductions		1,711,600

North American Chlor Alkali Capacity Expansions Since 2000

Company	Location	Short Tons as Chlorine

Vulcan C-A	Geismer, LA	214,500
Westlake	Calvert City, KY	48,400
Oxy	Muscle Shoals, AL	13,200
Oxy	Delaware City, DE	4,400
Oxy	Mobile, AL	4,400

Total Additions		284,900

Reductions	1,711,600
Additions	284,900

Total Reductions	1,426,700

Source: CMAI

Olin Metals

•	Largest Manufacturer of Copper Alloy Strip and Brass Rod in the U.S.

•	Large Size Provides Economies of Scale and Manufacturing Efficiencies

•	Olin Possesses Leading Technology Position

•	Olin is the Leading Copper Based Sheet and Strip Distributor in the U.S.

Olin Metals

•	Key Investments (Monarch, Chase, HPA’s) in Past Three Years Should Position Olin Metals for Substantially Higher Earnings When Key End Markets Return

•	As the Next Two Slides Show, 2001 and 2002 Were Well Below Historical Consumption and 1H2003 May Be Below 1H2002 as Well

U.S. Strip Consumption

In MM Pounds

1H2003 consumption may be lower than 1H2002. We believe the normalized market is 1.3 – 1.4 billion pounds per year.

U.S. Brass Rod Consumption

In MM Pounds

1H2003 consumption may be lower than 1H2002.

Metals

•	1Q’03 Operating Income $0.3 Million, Includes $3M of Chase Profits

—	Compared to Profit of $2.3M in 1Q’02

—	Lower 1Q Due to Softer Volumes ($1.5M), Cost Escalations ($2.0M) in Wages, Medical and Workers Comp., and Higher Natural Gas Costs ($1.4M). These Trends Likely to Continue into 2Q.

Metals (continued)

•	Key Segments Remain Slow — Electronics, Telecommunications, Coinage

•	Strip Shipments Down Due to Softer Automotive Demand

•	Indianapolis Plant Closed in February 2003

•	Chase Lower Than 1Q’02 Due to Lower Demand, Lower Selling Prices

Metals Second Quarter

•	Expect 2Q’03 Demand for Metals Segment Overall to be Flat, or Might Decline, From 1Q’03 Levels

—	Car Build Schedules 2Q’03 vs. 1Q’03

•	Ford Down 4%, GM Down 3%

—	Car Build Schedules 2Q’03 vs. 2Q’02

•	Ford Down 16%, GM Down 10%

•	Expect Very Little Improvement in Metals Results From 1Q’03

•	Therefore, 2Q’03 to be Well Below 2Q’02 Operating Income

A. W. Ruggiero

Executive Vice President and CFO

Second Quarter 2003

•	Expect Net Income in $.15 Per Share Range Due to Continued Positive Momentum in Chlor Alkali

•	Demand For Metals Segment Products Flat, or Might Decline From 1Q’03

—	Lack of Visibility in Many Metals End Markets

•	Cost Control Still a Critical Emphasis

Investment Rationale

•	Attractive Yield

•	Potential for Stock Price Appreciation based on:

—	Higher Expected ECU Prices in the Next Several Years

—	Substantial Earnings Improvement From Metals When the Economy Improves and Key End Markets Return to More Normal Levels

•	Winchester is a Solid Business and Provides Profits and Cash Flow

Investment Rationale

(continued)

•	Strong Financial Discipline to Meet Our Obligations

—	E.g. Capital Spending Significantly Reduced

•	Commitment to Investment Grade Rating

•	Projecting Debt Covenant Compliance under Existing Revolver

The Following Slides Are Provided as Background Information and Come Primarily from Presentations Made Earlier this Year. These Slides May or May Not Be Used in the Presentation. In Some Cases, They Are Duplicate Slides From What Was Covered in the Above Slides.

Metals Products

Strip and Sheet

Products	End Uses

Copper and Copper Alloy Sheet & Strip (standard / high performance)	Electronic connectors, lead frames, electrical components, communications, automotive, builders’ hardware, coinage, ammunition

Network of Metals Service Centers	Electronic connectors, electrical components, communications, automotive, builders’ hardware, household products

Posit-bond ® clad metal	Coinage strip & blanks

Rolled copper foil, Copperbond ® foil, stainless steel strip	Printed circuit boards, electrical & electronic, automotive

Copper alloy welded tube	Utility condensers, industrial heat exchangers, refrigeration & air conditioning, builders’ hardware, automotive

Fabricated products	Builders’ hardware, plumbing, automotive and ammunition components

High performance, high reliability hermetic metal packages for microelectronics industry	Computer, telecommunications, medical, aerospace and military

Overview of Brass Strip Processing

Olin is the leader in each of these categories.

Integrated Mills (60%)
Olin
OAB	Reroll Mills (11%)
PMX	Olin	Distribution (29%)
Revere	Heyco	Olin (A.J. Oster)
Hussey	Wieland	Copper and Brass
Miller	Scott	TW Metals
Scott	Others	Others
Brush Wellman
NGK
Imports

Key Drivers – Brass Strip

•	Sensitive to Changes in the Economy

•	Changes in Demand for Specific Sectors Affect Olin Performance:

— Automotive

— Computers

— Telecommunications

— Housing

•	Coinage Market Is Sensitive to Swings in the Economy

U.S. Strip Consumption

In MM Pounds

1H2003 consumption may be lower than 1H2002. We believe the normalized market is 1.3 – 1.4 billion pounds per year.

Brass Strip … Mill Shipment Profile

Market Segment	Base 2000	Index 2002

Auto Electrical	100	93
Computer/Telecom	100	66
Electrical	100	77
Bldg/Household	100	134
Other Transportation	100	36
Other Commercial	100	79
Coinage	100	43
Ammunition	100	102
Exports	100	72
Distribution	100	77
Reroll	100	64
Imports – Adjusted	100	64
Total	100	71

*	Olin Estimates Based on CDA and U.S. Gov’t Statistics

Brass Strip: 2002 vs. 2000

•	End Users Consumed 1.6 Billion Pounds in 2000, 1.1 Billion Pounds in 2001, and 1.14 Billion Pounds in 2002.

•	A 29% Decline in U.S. Consumption

•	Significant Reduction in Electronics and Telecom Segments Affected High Performance Alloy (HPA) and Aegis Business. HPA Demand Much Lower Than Historical Norms.

•	Reduced Coinage Demand

•	Product Mix Shift to Lower Margin Alloys Because High-end Demand Is Temporarily Reduced Due to the Economy. Future Recovery Expected.

Olin Brass Competitive Advantages

•	Largest Brass Mill in U.S. Provides Economies of Scale

•	Outstanding Manufacturing Capabilities

•	More Patents Than Competitors

•	Largest Distribution Business in U.S. (A.J. Oster)

•	High Performance Alloys and Specialty Products

Olin Brass Summary

•	Brass is Properly Positioned to Leverage Its Profit Growth as the Economy and Brass Market Return to More Normal Levels, Which We Believe Will Happen

•	We Will Participate in This Growth As We Have in the Past

Chase Industries

Chase

•	Chase is a Leader in Brass Rod

•	Competitive Advantages

✓	Manufacturing Excellence, Low Cost, High Quality

✓	“Blue Dot” Trademark

✓	Leading Market Share

✓	Customer Service Focus

✓	Solid Financial Performance

•	Leverage Strengths to Enhance Long-term Profitability and Return on Investment

•	Chase has New Efficient Facilities, Future Cash Flow Potential Since Capital Already Spent

U.S. Brass Rod End Uses

Demand Drivers

Building Products
Housing Starts # of Bathrooms — Home Intensity of Use Product Innovation Average Age of Homes Existing Home Sales Low Mortgage Rates

Industrial Machinery & Equipment GDP Industrial Production Transportation US Auto Sales Class Eight Truck Sales

Consumer & General Products / Electrical & Electronics
CPI Consumer Spending

Chase Financial Performance

Years Ending December 31

In Millions of Dollars

Factors Affecting Chase Brass in 2003

•	Lower Commercial Construction

•	Less Capital Spending for Industrial Machinery

•	Lower Automotive and Truck Sales

•	Housing Remains at Healthy Levels

Brass Strip & Rod Producers Are Struggling With

Anemic Demand in Key Downstream Markets

Sales in $M	2000	2002	% Change
Olin Metals*	880	554	-37%
Brush Engr.	563	372	-34%
Mueller	1206	954	-21%
Wolverine	700	550	-21%
Allegheny Tech.**	2460	1907	-22%

*	Represents Metals segment sales of $697 less combined sales of Monarch Brass & Copper and Chase Industries of $143.

**	Diversified Producer of Many Specialty Metals

Metals

•	1Q’03 Operating Income $0.3 Million, Includes $3M of Chase Profits

—	Compared to Profit of $2.3M in 1Q’02

—	Lower 1Q Due to Softer Volumes ($1.5M), Cost Escalations ($2.0M) in Wages, Medical and Workers Comp., and Higher Natural Gas Costs ($1.4M). These Trends Likely to Continue into 2Q.

Metals (continued)

•	Key Segments Remain Slow — Electronics, Telecommunications, Coinage

•	Strip Shipments Down Due to Softer Automotive Demand

•	Indianapolis Plant Closed in February 2003

•	Chase Lower Than 1Q ‘02 Due to Lower Demand, Lower Selling Prices

Winchester Products

Products	End Uses
Winchester ® sporting ammunition — shot-shells, small caliber centerfire & rimfire ammunition	Hunters & recreational shooters, law enforcement agencies

Small caliber military ammunition	Infantry and mounted weapons

Industrial products — 8 gauge loads & powder- actuated tool loads	Maintenance applications in power & concrete industries, powder-actuated tools in construction industry

Key Drivers—Winchester

•	Supply / Demand Balance

—  Total U.S. Demand: 4.5 Billion Rounds With Excess U.S. Production Capacity

—  Non-Economic Factors Primarily Drive Demand Cycle

•	Political / Regulatory

—  Political Pressure Shifting From Federal to State/local Level

•	Competition

—  Alliant TechSystems (Federal Cartridge Company/CCI) and Remington Arms Company

—  Capacity Overhang and Imports Cause Intense Competition

Winchester Strategy

•	Leverage Existing Strengths to Grow Sales

—  Legendary Winchester® Brand Name

—  Received “Ammunition of the Year” Award Last Six Years From Shooting Industry Academy of Excellence

—  Manufacturer of the Year Award from National Association of Sporting Goods Wholesalers in 2002

•	Continue to Offer a Full Line of Ammunition Products to Selected Markets

—  Non-toxic and Special Purpose Ammunition Are Opportunities

•	Aggressively Pursue a Low-cost Producer Status

—  Optimize Supply Chain

—  Reduce Total Product Cost Through the Use of Technology and Process Improvement Initiatives

Chlor Alkali Products

Products	End Uses

Chlorine / caustic soda	Pulp & paper processing, chemical manufacturing, water purification, manufacture of vinyl chloride, bleach, swimming pool chemicals & urethane chemicals

Sodium Hydrosulfite	Paper, textile & clay bleaching

Hydrochloric Acid and Sodium Hypochlorite	Industrial & institutional cleaners, textile bleaching Pulp, paper and food processing

Chlor Alkali Products

•	Chlorine and Caustic Soda Are Co-Products of Salt Electrolysis

•	The Production of 1 Ton of Chlorine Results in 1.1 Tons of Caustic Soda

•	Together the Two Chemicals Are Called an Electrochemical Unit “ECU”

•	Supply / Demand Determine Pricing in This Commodity Business

•	CMAI Forecasts Peak Prices in Late 2003 Into 2004 With Potential Modest Decline in 2005

Olin Has Leading Capacity Share in Eastern U.S.

Total Industry Capacity Source: CMAI Chlor Alkali Report

•       4th Overall in U.S. Capacity

•       #1 Capacity Share East of the Mississippi River

•       Strong Regional Supplier of Caustic and Chlorine

•       Olin Has 1.15 Million ECU Capacity Per Year (1)

•       A $10 / ECU Change Equates to an $11 Million Change

in Pretax Income at Full Capacity, or $.11 per share @

40% tax rate

(1)    Includes Olin’s share of Sunbelt joint venture

Key Drivers – Chlor Alkali

•	Chlorine/caustic Demand Driven by General Economic Conditions

•	PVC Is the Largest End-use Market for Chlorine, and Pulp and Paper Is Largest Caustic Market

•	Manufacturing Cost Heavily Dependent on Energy (Natural Gas)

•	No North American Chlor Alkali Producers Have Announced “Significant” Net Capacity Additions, It Requires 24-36 Months to Build New Capacity

•	Reduction of Capacity (~10%) since 2000 Due to Temporary and Permanent Plant Closures

Chlor Alkali Products

Competitive Advantages / Strategies

•	Olin’s Electricity Costs Have Been Relatively Stable Over Time Because We Purchase Electricity From Utilities That Are Primarily Coal, Nuclear and Hydro-Power Based

•	Olin’s Sunbelt Joint Venture Has Low Manufacturing Costs Due to Membrane Technology and Low Power Costs

•	Olin’s Southeastern U.S. Plants Are Relatively Close to Their Customers

Chlor Alkali Products

Competitive Advantages / Strategies

•	Focus on Being the Preferred Supplier to the Merchant Chlor Alkali Market

•	Continue Our Partnership Philosophy With Our Customers

•	Continue to Drive Cost Improvements Through Manufacturing and Logistics Optimization

•	Significant Opportunities to Increase the Value of the Business at Modest Capital Cost

•	Be a Strong Cash Generator and Value Enhancer to Olin Corporation

Why Olin’s ECU Netbacks Differ

from Other Chlor Alkali Producers

•	Methodologies and Definitions May Differ Among Producers

•	Pricing to Customers Can Vary Depending on Customer End Use and Location and Method of Shipment (Pipeline, Railcar, Truck, Barge, Terminal)

•	Delivered Price — Freight = Netback

•	Contractual Terms: Escalation Provisions, and Duration of Contracts. These Will Change Over Time Due to Market Conditions

Olin’s Chlor Alkali System

•	Olin Contracts Nearly 100% of Its Chlorine and Caustic Sales

•	On About Two-Thirds of the Volume, Prices Change Quarterly, with a Combination of Formula-based and Negotiated Pricing

•	Many Contracts Have a One Quarter Lag in Them, Which Delays Price Increases in a Tightening Market, But Helps in a Softening Market

•	Competitive Forces Dictate Contract Duration and Terms

Olin’s Projected ECU Values

•	We Expect Our ECU Value in 2Q2003 to Increase from 1Q2003

•	Higher Natural Gas Prices Have Increased Manufacturing Costs of Other Producers: $1/MMBTU = $25/ECU

•	We See Continuing Improvement in ECU Values Consistent With the CMAI Forecast

U. S. Chlorine Uses

2002 Demand

U.S. Chlorine Segment Growth

2002 – 2006

Source: CMAI	Cumulative Demand Increase (‘000 ST/Y)

U. S. Caustic Soda End Uses

2002 Demand

Source: CMAI

U.S. Caustic Segment Growth

2002 – 2006

Source: CMAI	Cumulative Demand Increase (‘000 ST/Y)

Manufacturing Cost Structure

“Typical” Gulf Coast Diaphragm Plant

Nat. gas @ $2/mmbtu

Manufacturing Cost Structure

“Typical” Gulf Coast Diaphragm Plant

Nat. gas @ $5/mmbtu

Olin Return to Profitability in 1Q 2003

(Excluding Charges)

•	Net Loss of $39 Million, Or $.67 Per Share, Which Includes Restructuring Charge and Accounting Change

•	Excluding These Charges, Olin’s Adjusted Net Income Was $5.1 Million or $.09 Per Share

•	Results Much Better Than 1Q’02 Due to Higher Chlor Alkali Pricing

The Next Slide Provides the Same Numerical Information Provided on the Profit Summary Exhibit to Olin’s April 24, 2003

Earnings Release and Reconciles Reported and Adjusted Earnings

Profit Summary From Earnings Release

The following table summarizes the significant unusual items impacting the reported operating results:

	First Quarter – 2003
	Operating Income/(Loss)	Pretax Income/(Loss)	Net Income/(Loss)	Diluted EPS

As Reported	$(14.7)	$(19.7)	$(39.0)	$(0.67)
Accounting Change (b)	—	—	25.4	0.44
Restructuring Charge (c)	29.0	29.0	18.7	0.32
As Adjusted	$14.3	$9.3	$5.1	$0.09

Average Diluted Shares				57.8

	First Quarter – 2002
	Operating Income/(Loss)	Pretax Income (Loss)	Net Income/(Loss)	Diluted EPS

As Reported	$(9.4)	$(14.9)	$(11.3)	$(0.26)

Average Diluted Shares				44.3

(a)	Unaudited

(b)	Reflects the cumulative charge for the adoption of SFAS 143, “Accounting for Asset Retirement Obligations”, which we adopted on January 1, 2003.

(c)	Reflects the restructuring charge for the shutdown of our Indianapolis Brass mill and certain other actions.

Indianapolis Shutdown Reduces Cost Base and About 10% of Domestic Strip Capacity

•	Completed in Mid-February

•	Restructuring Charge of $29 Million Pretax Primarily Associated With This Shutdown

•	Cash Cost of Shutdown Estimated to Be in the $5 Million Range

•	Pretax Savings From Shutdown Estimated in the $10 Million Range in 2003 and $20 Million in 2004

Cost Savings in Metals Likely to Be

More Than Offset by Other Factors

•	Potentially Lower Volumes of Strip and Rod Products

•	Cost Escalations in Wages, Medical and Workers Compensation

•	Higher Natural Gas Costs

Second Quarter 2003

•	Expect Net Income in $.15 Per Share Range Due to Continued Positive Momentum in Chlor Alkali

•	Demand For Metals Segment Products Flat, or Might Decline From 1Q’03

— Lack of Visibility in Many Metals End Markets

•	Cost Control Still a Critical Emphasis

•	Expect to Comply With All Debt Covenants

Cap. Ex. and D&A

Pension Plan

•	In 2002, We Recorded a $220 Million After Tax Charge to Shareholder’s Equity

•	This Was a Non-Cash Charge

•	Lowered Discount Rate From 7.5% to 6.75%

•	Cash Contributions to the Plan Not Expected Until 2005

•	Expect Annual Pension Expense Could Increase in the $10 Million Per Year Range

Key Initiatives Have Increased Olin’s Financial Flexibility

•	Completed $200 Million Public Senior Note Offering on December 11, 2001

•	Closed on New $140 Million Three-Year Revolving Credit Facility on January 3, 2002

•	Completed Common Stock Offering on March 11, 2002 Which Raised $56 Million and Lowered Olin’s Debt to Total Capital Ratio

•	IRB Refinancing in March Provided Additional Borrowing Capability Under the Revolving Credit Agreement

•	Issued 9.8 Million Shares of Common Stock to Acquire Chase

•	Ratings of Baa3/BBB- from Moody’s/S&P

Financial Policies and Objectives

•	Commitment to Maximizing Total Return to Shareholders (TRS) Over the Long Run

•	Commitment to Lower Cost Structure

—	2002 Cost Savings Estimated at $60MM ($20MM for Both Brass and Chlor Alkali, $10MM for Winchester and $10MM Other)

—	Targeted Headcount Reductions

—	Optimized Manufacturing

—	Reduced Capital Spending

•	Commitment to Investment Grade Rating

•	Commitment to Maximizing Return on Capital

•	Continually Evaluate the Sale of Non-core Assets

Olin’s Demonstrated

Shareholder Orientation

•	Compensation System Assures Alignment With Shareholder Interests

—    Long Term Incentive Plan is 100% Stock Options and Performance Shares

—    Senior Management Compensation Highly Oriented to Stock Performance

—    Stock Ownership Guidelines for Senior Management

—    Board of Directors Substantially Paid in Stock

Forward-Looking Statements

This presentation contains estimates of future performance, which are forward-looking statements and results could differ materially from those anticipated in the forward-looking statements. Some of the factors that could cause actual results to differ are described in the business and outlook sections of Olin’s Form 10-K for the year ended December 31, 2002 and in Olin’s First Quarter 2003 Earnings Release. These reports are filed with the U.S. Securities and Exchange Commission.

Proud Heritage …

Promising Future

FORWARD-LOOKING STATEMENTS

This communication includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to analyses and other information that are based on management’s beliefs, certain assumptions made by management, forecasts of future results, and current expectations, estimates and projections about the markets and economy in which we and our various segments operate. The statements contained in this communication that are not statements of historical fact may include forward-looking statements that involve a number of risks and uncertainties.

We have used the words “anticipate,” “intend,” “may,” “expect,” “believe,” “should,” “plan,” “will,” “estimate,” and variations of such words and similar expressions in this communication to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict and many of which are beyond our control. Therefore, actual outcomes and results may differ materially from those matters expressed or implied in such forward-looking statements. We undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise.

The risks, uncertainties and assumptions involved in our forward-looking statements include, but are not limited to, the following, many of which are discussed in more detail in our filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2002:

•	sensitivity to economic, business and market conditions in the United States and overseas, including economic instability or a downturn in the sectors served by us, such as automotive, electronics, coinage, telecommunications, ammunition, housing, vinyls and pulp and paper;

•	extraordinary events, such as the attacks on the World Trade Center and the Pentagon that occurred on September 11, 2001 or war with one or more countries;

•	economic and industry downturns that result in diminished product demand and excess manufacturing capacity in any of our segments and that, in many cases, result in lower selling prices and profits;

•	the cyclical nature of our operating results, particularly declines in average selling prices in the chlor alkali industry and the supply/demand balance for our products, including the impact of excess industry capacity or an imbalance in demand for our chlor alkali products;

•	an increase in our indebtedness or higher-than-expected interest rates, affecting our ability to generate sufficient cash flow for debt service;

•	unforeseen effects of competition;

•	costs and other expenditures in excess of those projected for environmental investigation and remediation or other legal proceedings;

•	unexpected litigation outcomes;

•	higher-than-expected raw material and utility or transportation and/or logistics costs;

•	the occurrence of unexpected manufacturing interruptions and outages, including those occurring as a result of production hazards;

•	unexpected additional taxes and related interest as the result of pending income tax audits; and

•	the effects of a continued depressed stock market on the asset values and declining long-term interest rates on the liabilities in our pension plan.

All of our forward-looking statements should be considered in light of these factors.